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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): August 11, 2003



                             Metal Management, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-14836                  94-2835068
-------------------------------  ------------------------    -------------------
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)


500 North Dearborn St., Suite 405, Chicago, IL             60610
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (312) 645-0700



 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Press Release Announcing Refinancing of Existing Credit Agreement

On August 13, 2003, Metal Management, Inc. (the "Company") issued a press release announcing that the Company entered into an amended and restated credit facility (the "Amended and Restated Credit Agreement") with Deutsche Bank Trust Company Americas, as agent and the other lenders party thereto.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. A copy of the Amended and Restated Credit Agreement is attached as Exhibit 4.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  4.1 Amended and Restated Credit Agreement, dated as of August 13, 2003, among Metal Management, Inc. and Deutsche Bank Trust Company Americas.

                  99.1 Press Release, dated August 13, 2003, issued by Metal Management, Inc.

                  99.2 Press Release, dated August 11, 2003, issued by Metal Management, Inc.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Press Release Announcing Results For Quarter Ended June 30, 2003

On August 11, 2003, the Company issued a press release announcing its results for the first quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 15, 2003                Metal Management, Inc.



                                     By: /s/Robert C. Larry
                                         -----------------------------------
                                         Name: Robert C. Larry
                                         Title:  Executive Vice President,
                                                 Finance and Chief Financial
                                                 Officer (Principal Financial
                                                 Officer)


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                                  EXHIBIT INDEX

Exhibit No.      Exhibit

4.1              Amended and Restated Credit Agreement, dated as of
                 August 13, 2003, among Metal Management, Inc. and Deutsche Bank Trust Company Americas.

99.1             Press Release, dated August 13, 2003, issued by Metal
                 Management, Inc.

99.2             Press Release, dated August 11, 2003, issued by Metal
                 Management, Inc.